Exhibit 10.13 (c)

[NBC Letterhead]

February 1, 2005

Young Broadcasting, Inc. (as Licensee)

Davenport, Iowa

Re:  KWQC-TV, Davenport, Iowa

Reference is made to the Affiliation Agreement, dated February 3, 1995, between Broad Street Television L.P. (as predecessor-in-interest to Licensee) and NBC (the “Affiliation Agreement”) and the notice of cancellation, dated September 17, 2003, of the KWQC-TV Affiliation Agreement.

NBC will agree to extend the term of the Affiliation Agreement through February 28, 2005, while a new agreement is negotiated; provided that NBC shall have no obligation to pay Licensee or Station any amount of money in connection with the Station’s affiliation (such as compensation or contractual promotion reimbursement) as of the date hereof.  The parties agree that in the event a new affiliation agreement is signed on or prior to February 28, 2005, such new agreement will supercede the Affiliation Agreement as of November 1, 2004.

If you are in agreement with the above, please indicate your acceptance by signing in the space provided below, and return two original to us.

Very truly yours,

NBC Universal, Inc.

By:	/s/ John Damiano
John Damiano
Executive Vice President, Affiliate Relations

ACCEPTED AND AGREED:

YOUNG BROADCASTING, INC.

By:	/s/ Deborah A. McDermott
Name: Deborah A. McDermott
Title: President

[NBC Letterhead]

December 21, 2004

Young Broadcasting, Inc. (as Licensee)

Davenport, Iowa

Re:  KWQC-TV, Davenport, Iowa

Reference is made to the Affiliation Agreement, dated February 3, 1995, between Broad Street Television L.P. (as predecessor-in-interest to Licensee) and NBC (the “Affiliation Agreement”) and the notice of cancellation, dated September 17, 2003, of the KWQC-TV Affiliation Agreement.

NBC will agree to extend the term of the Affiliation Agreement through January 31, 2005, while a new agreement is negotiated; provided that NBC shall have no obligation to pay Licensee or Station any amount of money in connection with the Station’s affiliation (such as compensation or contractual promotion reimbursement) as of the date hereof.  The parties agree that in the event a new affiliation agreement is signed on or prior to January 31, 2005, such new agreement will supercede the Affiliation Agreement as of November 1, 2004.

If you are in agreement with the above, please indicate your acceptance by signing in the space provided below, and return two original to us.

Very truly yours,

NBC Universal, Inc.

By:	/s/ John Damiano
John Damiano
Executive Vice President, Affiliate Relations

ACCEPTED AND AGREED:

YOUNG BROADCASTING, INC.

By:	/s/ Deborah A. McDermott
Name: Deborah A. McDermott
Title: President